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                                                                   EXHIBIT 10.26



                                                          [LAWSON SOFTWARE LOGO]




                        Executive Leadership Results Plan






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                                               EXECUTIVE LEADERSHIP RESULTS PLAN


PLAN OVERVIEW

OBJECTIVE:

To align executive performance with the financial and strategic objectives of the company and, to reward executive management for the successful performance of these objectives.

WHO IS ELIGIBLE:

As defined by the Compensation Committee of the Board of Directors, those employees who are eligible for this plan include executive vice presidents and above, the General Counsel, and senior vice presidents who are in charge of a principal business unit with substantial revenue responsibilities. At the discretion of the CEO, select vice presidents and other senior vice presidents may also be included as participants.

INCENTIVE PLAN STRUCTURE:

Payment of the incentive plans will generally be funded based on meeting specified financial goals of the company. The structure of the plan is as follows:

CRITERIA

Corporate Financial Metrics will be based on either internal or external goals of the company as set forth in the company's annual budget process and as approved by the Board of Directors. At the discretion of the CEO, Management Bonus Objectives may also be used as criteria under this plan. For details specific to the current fiscal year, please reference the addendum which highlights the appropriate criteria and measurements. Additionally, management may, at their discretion, revise the criteria and/or measurement(s).

When reviewing these criteria for incentive calculation purposes, the Compensation Committee of the Board of Directors will evaluate whether or not unplanned/unbudgeted "extraordinary" revenue or expense items will be excluded. (e.g. expenses and/or revenue associated with an acquisition).

TIME PERIODS

The incentive plan criteria will be measured and paid on a quarterly and annual basis as follows:

                                                        PERCENT OF ANNUAL
PLAN TIME PERIOD                                        INCENTIVE
----------------                                        -----------------

Quarter One                                             20%
Quarter Two                                             20%
Quarter Three                                           20%
Quarter Four                                            20%
Annual Plan                                             20%

For those participants with an MBO criteria, the quarterly objectives will reflect the appropriate MBO(s); the annual period will be based on financial goals as specified by the CEO.


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                                               EXECUTIVE LEADERSHIP RESULTS PLAN


PLAN THRESHHOLD

The intent of the incentive plan is that it is self-funding (i.e. the shareholder's will be paid first and the earnings will occur prior to incentive plan payment). Therefore, profitability is a go/no-go measure. Profitability may be measured in several ways (e.g. operating margin or earnings per share.) Each year, the company will determine what the appropriate plan threshold measurement(s) will be.

o If this goal is met then participants are eligible for incentive earnings based on the appropriate criteria, time periods, and thresholds.

o If this goal is not met then no incentives are paid out for the applicable time period.


THRESHOLD

Threshold is defined as the minimum target of the criteria before which no incentive is paid out.

Therefore, those criteria with a minimum threshold defined as 81% will require criteria performance achievement at or above 81% to be eligible for incentive earnings. Incentives will not be paid out for criteria performance achievement at or below 80%. Likewise, those with a minimum threshold defined as 100% will require criteria performance achievement at or above 100% to be eligible for incentive earnings. Incentives will not be paid out for criteria performance achievement below 100%.

The plan is linear from 81-100%. For payment calculation purposes, actual percentages will be rounded to the nearest whole percentage. Payment calculations are then determined as follows:

          o There are 20 percentage points between the threshold and plan target of 100%.

          o The value of a percentage point is determined by dividing the total incentive amount for that criteria and time period by 20 percentage points.

          o Actual payment is the number of percentage points achieved (above the threshold and up to the target) times the value.

                    Example:

                    $5,000 target incentive amount / 20 percentage points = $250 per percentage point

                    Performance = 87% of plan or 7 points above the threshold

                    7 points * $250 = $1,750 Payment

UPSIDE

For company financial performance above the specified plan target, executives have the opportunity for additional earnings which may, depending on the quarterly incentive earnings, be above the target total cash compensation. Above 100% of plan achievement, the plan is accelerated. Any upside incentive amounts are based on the annual plan only of which there is no cap. The CEO may decide which objectives are eligible for financial upside consideration.

Upside Matrix:

Annual Percent of Criteria Achieved         Formula
-----------------------------------         -------
101-105%                                    Annual percentage point value above 100% times 105%
106-110%                                    Annual percentage point value above 100% times 110%
111%- and up                                Annual percentage point value above 100% times 115%



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                                               EXECUTIVE LEADERSHIP RESULTS PLAN


UPSIDE, CONTINUED.


To determine the upside calculation

          o The annual incentive amounts for each criteria are calculated separately.

          o The annual percentage point value is calculated by taking the annual incentive amount divided by 20 percentage points (the difference between the threshold of 80% and the target of 100%).

          o The formula is then applied based on the percentage points above plan that was achieved (i.e. if the above plan criteria achievement is 104% then 4 percentage points).

          o There could be an upside payment for all financial criteria, some of the criteria or none at all.

In general, there is no limit on the potential upside earnings. Upside awards will be calculated after the appropriate quarter four and annual incentive plan payments have been made to plan participants.

                  Example:

                  Annual License Fee incentive amount = $20,000

                  $20,000 / 20 percentage points = $1,000 per percentage point

                  Annual performance = 107% of plan or 7 points above the target

                  $1,000 * 110% (formula) = $1,100

                  7 percentage points * $1,100 = $7,700 Upside payment

At no time will an employee's earned incentive amount be greater than the amount as stated in the incentive plan structure formula.

DEFINITIONS AND PROCEDURES

PAYMENT OF EARNED INCENTIVES

Upon authorization by the Board of Directors and/or CEO that the established criteria have been achieved, the eligible incentive amount will then be paid through regularly scheduled payroll on the second pay period following the applicable time period end. Every effort will be made to determine criteria measurement results within this time period, however, this may not always be possible due to legitimate business reasons. Should this occur, payment will be made on the first pay period following measurement determination.

For MBO's, no incentive payments will be processed for payment without the receipt of the required documentation and appropriate approvals by Payroll.

Lawson reserves the right at any time to recover incentives paid upon discovery of any improprieties or misrepresentations of our product or service offerings that result in the refund of funds paid, or remuneration of any kind.

PLAN DEVIATION RIGHTS

The Board of Directors reserves the right to change any and all aspects of this plan at any time.

This incentive plan supersedes any other related agreements between Lawson and the employee either oral or written.

CONFIDENTIALITY

The existence of and elements of the ELRP shall be deemed confidential between the employee and their manager.


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                                               EXECUTIVE LEADERSHIP RESULTS PLAN


PLAN MAXIMUM

An employee's fiscal year end total cash compensation amounts will not exceed 5 times their previous fiscal year's total cash compensation amounts.

EXCEPTIONS

Board of Directors approval is required for any exceptions to the incentive plan for those eligible employees as defined by the Compensation Committee of the Board of Directors. CEO approval is required for all other exceptions.

DISPUTES

The Board of Directors has the final decision authority over any dispute which may arise regarding this plan.

PAYMENT ELIGIBILITY

To be eligible for any incentive plan payments, you must be an active employee of Lawson Software on the last day of the Plan's time period.

Participation in the incentive plan does not guarantee an incentive payment, nor is it an employment agreement or guarantee of future or continued employment.

APPROVED LEAVE OF ABSENCE/PROMOTION/TRANSFER

This plan is subject to change based on the timing of the promotion, transfer, or leave and the evaluation of the completion of the criteria.

The Executive Compensation Committee of the Board of Directors and/or the CEO, as appropriate, will determine what, if any, percentage of the incentive the employee is eligible to receive.

TERMINATION

As stated above, to be eligible for any incentive plan payments, you must be an active employee of Lawson Software on the last day of the Plan's time period.


Please note that since this is an incentive compensation program, there is no guarantee that any ELRP payouts will be made to you. Lawson has the exclusive and binding discretion to amend, terminate, or interpret the terms or conditions of the Executive Leadership Results Plan at any time and without notice. Changes to this plan must be made in writing and approved by the Board of Directors. Lawson also has the discretion to unilaterally make both legal and factual determinations regarding the plan or any individual's participation in the plan. The Executive Leadership Results Plan is not and shall not be deemed to be an enforceable contract or an employee benefit plan within the meaning of ERISA nor is it an employment agreement or guarantee of future or continued employment.


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                                               EXECUTIVE LEADERSHIP RESULTS PLAN


EXAMPLE OF A PLAN PAYOUT

Listed below is an example of the application of the ELRP using example plan criteria.

ANNUAL INCENTIVE PLAN:

INDIVIDUAL'S ANNUAL INCENTIVE PLAN AMOUNT = $50,000

PLAN THRESHHOLD BASED ON EXTERNAL PROFIT MARGIN OBJECTIVES

INCENTIVE TARGET AMOUNTS (EXAMPLE CRITERIA, WEIGHTS, TIME PERIODS APPLIED):

                                   Time Period           Q1           Q2           Q3           Q4         Annual       Total
                                   -----------        --------     --------     --------     --------     --------     --------
                    *License Fee Revenue @ 40%        $  4,000     $  4,000     $  4,000     $  4,000     $  4,000     $ 20,000
                                 *Margin @ 40%        $  4,000     $  4,000     $  4,000     $  4,000     $  4,000     $ 20,000
                 MBO or Services Revenue @ 20%        $  2,000     $  2,000     $  2,000     $  2,000     $  2,000     $ 10,000
                                                      --------     --------     --------     --------     --------     --------
                                         TOTAL        $ 10,000     $ 10,000     $ 10,000     $ 10,000     $ 10,000     $ 50,000
                                                      --------     --------     --------     --------     --------     --------

* Upside Applies to License Fee and
  Margin Criteria Only

THRESHOLD AT 80%:

* Percentage Points Formula: At plan target (100%) less minimum threshold before which no payments will be made (80%)

* For every percentage earned above 80%, the employee would be eligible for the percentage point value amount

                                                           Percentage
                                                             Points
                                                            Between
                                             Pay Period   Threshold and   Percentage
                                               Amount         Target      Point Value
                                             ----------   -------------   -----------
         License Fee Revenue @ 40%           $    4,000             20     $      200
                                             ----------     ----------     ----------
                      Margin @ 40%           $    4,000             20     $      200
     MBO or Services Revenue @ 20%           $    2,000             20     $      100


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                                               EXECUTIVE LEADERSHIP RESULTS PLAN


Example, Cont'd

ACTUAL PERFORMANCE ACHIEVEMENT AND PAYMENT BY TIME PERIOD:

QUARTER ONE

* Quarterly assumption: The company's performance did exceed the external/published pre-tax profit margin objectives.

                                                                                              Percentage
                                                                                Percentage      Points                  Time Period
                       Time Period         Q1         Target       Achieved      Paid For       Earned    Point Value     Payment
                       -----------      --------     --------      --------     ----------    ----------  -----------   -----------
         License Fee Revenue @ 40%      $  4,000          100%          102%          100%           20     $    200     $  4,000
                      Margin @ 40%      $  4,000          100%           98%           98%           18     $    200     $  3,600
     MBO or Services Revenue @ 20%      $  2,000          100%          103%          100%           20     $    100     $  2,000
                                        --------     --------      --------      --------      --------     --------     --------
                             TOTAL      $ 10,000                                                                         $  9,600
                                        --------                                                                         --------

QUARTER TWO

* Quarterly assumption: The company did not meet its external/published pre-tax profit margin objective.

     Therefore, no incentive plan payments are made.

                                                                                              Percentage
                                                                                Percentage      Points                  Time Period
                       Time Period         Q2         Target       Achieved      Paid For       Earned    Point Value     Payment
                       -----------      --------     --------      --------     ----------    ----------  -----------   -----------
         License Fee Revenue @ 40%      $  4,000          100%           82%            0%            0     $    200     $      0
                      Margin @ 40%      $  4,000          100%           70%            0%            0     $    200     $      0
     MBO or Services Revenue @ 20%      $  2,000          100%          100%            0%            0     $    100     $      0
                                        --------     --------      --------      --------      --------     --------     --------
                             TOTAL      $ 10,000                                                                         $      0
                                        --------                                                                         --------


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                                               EXECUTIVE LEADERSHIP RESULTS PLAN


Example, Cont'd


QUARTER THREE

* Quarterly assumption: The company's performance did exceed the external/published pre-tax profit margin objectives.

                                                                                              Percentage
                                                                                Percentage      Points                  Time Period
                       Time Period         Q3         Target       Achieved      Paid For       Earned    Point Value     Payment
                       -----------      --------     --------      --------     ----------    ----------  -----------   -----------
         License Fee Revenue @ 40%      $  4,000          100%          103%          100%           20     $    200     $  4,000
                      Margin @ 40%      $  4,000          100%          102%          100%           20     $    200     $  4,000
     MBO or Services Revenue @ 20%      $  2,000          100%           98%           98%           18     $    100     $  1,800
                                        --------     --------      --------      --------      --------     --------     --------
                             TOTAL      $ 10,000                                                                         $  9,800
                                        --------                                                                         --------

QUARTER FOUR

* Quarterly assumption: The company's performance did exceed the external/published pre-tax profit margin objectives.

     However, the company did not meet the Services Revenue threshhold.

                                                                                              Percentage
                                                                                Percentage      Points                  Time Period
                       Time Period         Q4         Target       Achieved      Paid For       Earned    Point Value     Payment
                       -----------      --------     --------      --------     ----------    ----------  -----------   -----------
         License Fee Revenue @ 40%      $  4,000          100%          110%          100%           20     $    200     $  4,000
                      Margin @ 40%      $  4,000          100%          102%          100%           20     $    200     $  4,000
     MBO or Services Revenue @ 20%      $  2,000          100%           78%            0%            0     $    100     $      0
                                        --------     --------      --------      --------      --------     --------     --------
                             TOTAL      $ 10,000                                                                         $  8,000
                                        --------                                                                         --------



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                                               EXECUTIVE LEADERSHIP RESULTS PLAN


Example, Cont'd


ANNUAL PLAN

* Annual assumption: The company's performance did exceed the external/published pre-tax profit margin objectives.

                                                                                              Percentage
                                                                                Percentage      Points                  Time Period
                   Time Period           ANNUAL       Target       Achieved      Paid For       Earned    Point Value     Payment
                                        --------     --------      --------     ----------    ----------  -----------   -----------
     License Fee Revenue @ 40%          $  4,000          100%          106%          100%           20     $    200     $  4,000
                  Margin @ 40%          $  4,000          100%           99%           99%           19     $    200     $  3,800
        Services Revenue @ 20%          $  2,000          100%          100%          100%           20     $    100     $  2,000
                                        --------     --------      --------      --------      --------     --------     --------
                         TOTAL          $ 10,000                                                                         $  9,800
                                        --------                                                                         --------

UPSIDE:

*    Upside is based on the annual plan only.

POINT VALUE

                                                          Percentage    Percentage
                                          Annual Amount     Points      Point Value
                                          -------------   ----------    -----------
                License Fee Revenue @ 40%    $20,000          20          $1,000
                             Margin @ 40%    $20,000          20          $1,000


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                                               EXECUTIVE LEADERSHIP RESULTS PLAN


Example, Cont'd

MATRIX

                                                             Percentage    Upside Point
Percent of Criteria Achieved                   Formula       Point Value      Value
----------------------------                   -------       -----------   ------------
101-105%                                           105%         $1,000       $ 1,050
106-110%                                           110%         $1,000       $ 1,100
111-on up                                          115%         $1,000       $ 1,150

UPSIDE EARNINGS CALCULATION

                                                                                 Upside
                                                                               Percentage
                   Time Period           ANNUAL       Target       Achieved   Points Earned  Point Value   Upside Payment
                   -----------          --------     --------      --------   -------------  -----------   --------------
     License Fee Revenue @ 40%          $ 20,000          100%          106%            6      $  1,100       $  6,600
                  Margin @ 40%          $ 20,000          100%           99%            0      $      0       $      0
                                        --------     --------      --------      --------      --------       --------
                         TOTAL          $ 40,000                                                              $  6,600
                                        --------                                                              --------

INDIVIDUAL'S FY INCENTIVE PLAN EARNINGS:

Total Incentive Paid for the Year:        License Fee Revenue             $ 16,000
                                          Margin                          $ 15,400
                                          Services Revenue/MBO            $  5,800
                                          Upside                          $  6,600
                                                                          --------
                                          TOTAL EARNED                    $ 43,800
                                                                          --------

This employee earned 87.6% of their target incentive plan.


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